Exhibit 10.14

LOAN AND SECURITY MODIFICATION AGREEMENT

This Loan and Security Modification Agreement is entered into as of September 12, 2016 by and between WESTERN ALLIANCE BANK (“Bank”), and CAREKINESIS, INC. (“CareKinesis”), TABULA RASA HEALTHCARE, INC., (“Parent”), CAREVENTIONS, INC., (“Careventions”), CAPSTONE PERFORMANCE SYSTEMS, LLC, (“Capstone”), J. A.  ROBERTSON, INC. (“Robertson”), MEDLIANCE LLC (“Medliance”) and CK Solutions, LLC (“CK Solutions”). Parent, CareKinesis, Careventions, Capstone, Robertson, Medliance and CK Solutions are each referred to herein as a “Borrower”, and collectively, as the “Borrowers”.

1.             DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrowers to Bank, Borrowers are indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated April 29, 2015 by and between Borrowers and Bank, as may be amended from time to time (the “Loan and Security Agreement”).  Capitalized terms used without definition herein shall have the meanings assigned to them in the Loan and Security Agreement.

2.             ADDITION OF CO-BORROWER. CK Solutions is hereby added to the Loan and Security Agreement as a “Borrower” thereunder and hereunder, and each reference to “Borrower” or “the Borrower” in the Loan and Security Agreement and any other Loan Document shall mean and refer to each of Parent, CareKinesis, Careventions, Capstone, Robertson, Medliance and CK Solutions, individually and collectively.  Parent, CareKinesis, Careventions, Capstone, Robertson, Medliance and CK Solutions, collectively, shall also be referred to as Borrowers. CK Solutions assumes, as a joint and several obligor thereunder, all of the Obligations, liabilities and indemnities of a Borrower under the Loan and Security Agreement and all other Loan Documents; and covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Loan and Security Agreement and the other Loan Documents and all of the representations and warranties contained in the Loan and Security Agreement and the other Loan Documents with respect to a Borrower. Without limiting the generality of the foregoing, CK Solutions grants Bank a security interest in the Collateral described on Exhibit A attached hereto to secure performance and payment of all Obligations under the Loan and Security Agreement, and authorizes Bank to file financing statements with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder and under the Loan Documents.

3.             CONSISTENT CHANGES.  The Loan Documents are each hereby amended wherever necessary to reflect the changes described above.

4.             NO DEFENSES OF BORROWER/GENERAL RELEASE.  Each Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under Loan Documents.  Each Borrower and its affiliates (each, a “Releasing Party”) acknowledges that Bank would not enter into this Loan and Security Modification Agreement without Releasing Party’s assurance that it has no claims against Bank or any of Bank’s officers, directors, employees or agents.  Except for the obligations arising hereafter under this Loan and Security Modification Agreement, each Releasing Party releases Bank and each of Bank’s officers, directors and employees from any known or unknown claims that Releasing Party now has against Bank of any nature, including any claims that Releasing Party, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan and Security Agreement or the transactions contemplated thereby.  Each Releasing Party waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The provisions, waivers and releases set forth in this section are binding upon each Releasing Party and its shareholders, agents, employees, assigns and successors in interest.  The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest.  The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Loan and Security Modification Agreement and the other Loan Documents, and/or Bank’s actions to exercise any remedy available under the Loan Documents or otherwise.

5.             CONTINUING VALIDITY.  Each Borrower understands and agrees that in modifying the existing Loan Documents, Bank is relying upon Borrowers’ representations, warranties, and agreements, as set forth in the Loan Documents. Each Borrower represents and warrants that the representations and warranties contained in the Loan and Security Agreement are true and correct as of the date of this Loan and Security Modification Agreement, and that no Event of Default has occurred and is continuing. Except as expressly modified pursuant to this Loan and Security Modification Agreement, the terms of the Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Loan Documents pursuant to this Loan and Security Modification Agreement in no way shall obligate Bank to make any future modifications to the Loan Documents.  Nothing in this Loan and Security Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrowers to retain as liable parties all makers and endorsers of Loan Documents, unless the party is expressly released by Bank in writing.  No maker, endorser, or guarantor will be released by virtue of this Loan and Security Modification Agreement.  The terms of this paragraph apply not only to this Loan and Security Modification Agreement, but also to any subsequent loan and security modification agreements.

6.             CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; REFERENCE PROVISION.  This Loan and Security Modification Agreement constitutes a “Loan Document” as defined and set forth in the Loan and Security Agreement, and is subject to Sections 11 and 12 of the Loan and Security Agreement, which are incorporated by reference herein.

7.             CONDITIONS PRECEDENT.  As a condition to the effectiveness of this Loan and Security Modification Agreement, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           corporate resolutions and incumbency certificate executed by CK Solutions, together with the certificate of formation and operating agreement of CK Solutions;

(b)           insurance authorization letter executed by CK Solutions;

(c)           intellectual property security agreement executed by CK Solutions;

(d)           affirmation of intercreditor agreement;

(e)           payment of all Bank Expenses incurred through the date of this Amendment; and

(f)            such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[SIGNATURE PAGE FOLLOWS]

8.             COUNTERSIGNATURE.  This Loan and Security Modification Agreement shall become effective only when executed by Bank and Borrowers.

BANK:		BORROWERS:

WESTERN ALLIANCE BANK		TABULA RASA HEALTHCARE, INC.

By:	/s/ Joseph Holmes Dague	By:	/s/ Brian W. Adams
Name:	Joseph Holmes Dague	Name:	Brian W. Adams
Title:	Vice President	Title:	Chief Financial Officer

CAREKINESIS, INC.

		By:	/s/ Brian W. Adams
		Name:	Brian W. Adams
		Title:	Chief Financial Officer

CAREVENTIONS, INC.

		By:	/s/ Brian W. Adams
		Name:	Brian W. Adams
		Title:	Chief Financial Officer

CAPSTONE PERFORMANCE SYSTEMS, LLC

		By:	/s/ Brian W. Adams
		Name:	Brian W. Adams
		Title:	Chief Financial Officer

J. A. ROBERTSON, INC.

		By:	/s/ Brian W. Adams
		Name:	Brian W. Adams
		Title:	Chief Financial Officer

MEDLIANCE LLC

		By:	/s/ Brian W. Adams
		Name:	Brian W. Adams
		Title:	Chief Financial Officer

9.             COUNTERSIGNATURE.  This Loan and Security Modification Agreement shall become effective only when executed by Bank and Borrowers.

BORROWERS:

CK SOLUTIONS, LLC

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

EXHIBIT A

COLLATERAL DESCRIPTION ATTACHMENT
TO LOAN AND SECURITY AGREEMENT

All personal property of each Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)           all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), commercial tort claims, deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and

(b)           any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment.  All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.